UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

Eagle Point Credit Company Inc.

(Exact name of Registrant as specified in its charter)

Delaware	811-22974	47-2215998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Suite 202, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 340-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ECC	New York Stock Exchange
6.50% Series C Term Preferred Stock due 2031	ECCC	New York Stock Exchange
6.75% Series D Preferred Stock	ECC PRD	New York Stock Exchange
8.00% Series F Term Preferred Stock due 2029	ECCF	New York Stock Exchange
6.6875% Notes due 2028	ECCX	New York Stock Exchange
6.75% Notes due 2031	ECCW	New York Stock Exchange
5.375% Notes due 2029	ECCV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 4, 2024, Eagle Point Credit Company Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Eagle Point Credit Management LLC, Eagle Point Administration LLC and Lucid Capital Markets, LLC, as representative of the several underwriters named therein, in connection with the issuance and sale by the Company of $100,000,000 aggregate principal amount of the Company’s 7.75% notes due 2030 (the “2030 Notes”). The closing of the offering is expected to occur on December 10, 2024, subject to customary closing conditions. The representative of the underwriters in the offering may exercise an option to purchase up to an additional $15,000,000 aggregate principal amount of the 2030 Notes within 30 days of December 4, 2024.

The 2030 Notes are expected to be listed on the New York Stock Exchange and to trade under the trading symbol “ECCU”.

The Offering was made pursuant to a registration statement on Form N-2 (333-269139), filed with the Securities and Exchange Commission (the “Commission”).

The foregoing description of the terms of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
1.1	Underwriting Agreement, dated December 4, 2024, by and among the Company, Eagle Point Credit Management LLC, Eagle Point Administration LLC and Lucid Capital Markets, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Eagle Point Credit Company Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Point Credit Company Inc.

Date: December 6, 2024	By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer